UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): February 23, 2010

ROK ENTERTAINMENT GROUP INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18565	93-0947570
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

ROK House, Kingswood Business Park Holyhead Road, Albrighton Wolverhampton WV7 3AU United Kingdom		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  011-44-1902-374896

__________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ROK Entertainment Group Inc.

February 23, 2010

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

(a)
Effective February 23, 2010, we increased our number of authorized shares of common stock to 350,000,000 shares from 200,000,000 shares.  We accomplished this by filing a Certificate of Amendment of the Certificate of Incorporation with the Delaware Secretary of State on February 23, 2010. A copy of the Certificate of Amendment of the Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated herein by reference in its entirety.

As of February 23, 2010, there are 174,232,670 shares of our common stock issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2010	ROK ENTERTAINMENT GROUP INC.

By: /s/ Jonathan Kendrick
Jonathan Kendrick
Chairman and Chief Executive Officer